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                                                                 Exhibit 10.39.2

                              AMENDMENT NO. 2 TO
                  GALAXY IIIR TRANSPONDER SUBLEASE AGREEMENT


     This AMENDMENT NO. 2 TO GALAXY IIIR TRANSPONDER SUBLEASE AGREEMENT (the "Amendment") is made and entered into as of December 15, 2000 (the "Effective Date") by and between PanAmSat Corporation, a Delaware corporation ("PanAmSat"), and California Broadcast Center, LLC, a Delaware limited liability company ("Lessee"), and amends that certain Galaxy IIIR Transponder Sublease Agreement dated as of April 21, 1997, as amended by that certain Amendment No. 1 thereto dated as of July 28, 1999 (as so amended, the "Agreement") between Lessee and PanAmSat (as assignee of Hughes Communications Galaxy, Inc.).

                                    RECITALS

     WHEREAS, pursuant to the Agreement, Lessee has certain rights to lease Ku-band transponders on the satellite known as Galaxy IIIR in the event of a failure of one or more Ku-band transponders currently eased by Lessee on the satellite known as Galaxy VIII(i);

     WHEREAS, PanAmSat is currently constructing and intends to launch an HS-702 model satellite to be known as Galaxy IIIC, and intends to construct and launch an HS-601HP model satellite to be known as Galaxy VIII(i)R; and

     WHEREAS, PanAmSat and Lessee are party to that certain Amended and Restated Galaxy VIII(i) Transponder Lease Agreement (the "Galaxy VIII(i) Lease Agreement") and that certain Galaxy IIIC Transponder Lease Agreement (the "Galaxy IIIC Lease Agreement"), each dated as of June 30, 2000, for the lease of transponder capacity on Galaxy VIII(i) and Galaxy IIIC, respectively;

     WHEREAS, concurrently with the execution of (i) amendments to the Galaxy VIII(i) Lease Agreement and the Galaxy IIIC Lease Agreement and (ii) a Galaxy VIII(i)R Transponder Lease Agreement (the "Galaxy VIII(i)R Lease Agreement") pursuant to which Lessee will lease Ku-band transponders on Galaxy VIII(i)R, PanAmSat and Lessee desire to amend the Agreement as set forth below.

     NOW, THEREFORE, in consideration of the above and other good and valuable consideration acknowledged by the parties to have been given, the parties mutually agree to amend the Agreement as follows:

I. Upon and after the "Galaxy IIIC Lease Commencement Date" (as defined in the Galaxy IIIC Lease Agreement):

               (a) [***]
               (b) [***]

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II.       Upon the "Galaxy VIII(i)R Lease Commencement Date" (as defined in the
          Galaxy VIII(i)R Lease Agreement), this Agreement shall terminate and its terms and conditions shall be of no further force and effect, except for the provisions of Sections 12.04 and 20.05 and Article 16, each of which shall survive such termination.

III. Upon termination of the Agreement in accordance with Paragraph II above, all Deposits previously paid by Lessee pursuant to the Agreement and not yet applied by PanAmSat pursuant to Section 3.04 of the Agreement to any payment due from Lessee shall be, at the written election of Lessee, either (i) refunded to Lessee by PanAmSat or (ii) applied by PanAmSat to other payments owed by Lessee to PanAmSat pursuant to the Galaxy IIIC Lease Agreement or the Galaxy VIII(i)R Lease Agreement.

IV. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Agreement. In the event of any inconsistency between any term or condition of this Amendment and any term or condition of the Agreement, the applicable term or condition of this Amendment shall govern. Except as modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms and conditions.

          IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Amendment as of the Effective Date above.

                             PANAMSAT CORPORATION


                             By: ___________________________________________
                             Name:
                             Title:


                             By: ___________________________________________
                             Name:
                             Title:



                             CALIFORNIA BROADCAST CENTER, LLC

                             By: DTVI One, Inc., its Managing Member


                             By: ___________________________________________
                             Name:


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[***] Filed separately with the Commission pursuant to a request for
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                             Title:

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[***] Filed separately with the Commission pursuant to a request for confidential treatment.